EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Telecom Services, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Bruce Hahn, Chief Executive Officer, and Bruce Layman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 10, 2006

AMERICAN TELECOM SERVICES, INC.

November 10, 2006	By: /s/ Bruce Hahn Bruce Hahn Chief Executive Officer

November 10, 2006	By: /s/ Bruce Layman Bruce Layman Chief Operating Officer and Chief Financial Officer